UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2015

CAPITOL ACQUISITION CORP. II

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35898	27-4749725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 7th Street, N.W., Washington, D.C.	20004
(Address of Principal Executive Offices)	(Zip Code)

 (202) 654-7060

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 3.01.     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

On January 2, 2015, Capitol Acquisition Corp. II (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) stating that the Company failed to solicit proxies and hold an annual meeting of stockholders within 12 months after its fiscal year ended December 31, 2013, as required by Nasdaq Listing Rules 5620(a) and (b) (collectively, the “Annual Meeting Rule”). The Company has appealed the Listing Qualifications Department’s determination pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. A date has not yet been set for the appeal. While the appeal is pending, the Company’s securities will continue to trade on Nasdaq.

Item 8.01     Other Events

On January 7, 2015, the Company executed a non-binding letter of intent with a target business for a business combination. Pursuant to the provisions of the Company’s Amended and Restated Certificate of Incorporation, the Company now has until May 15, 2015 to complete a business combination.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2015	CAPITOL ACQUISITION CORP. II

	By:	/s/ Mark D. Ein
Mark D. Ein
Chief Financial Officer